UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2022

JASPER THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39138	84-2984849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Bridge Pkwy Suite #102

Redwood City, California 94065

(Address of Principal Executive Offices) (Zip Code)

(650) 549-1400

Registrant’s telephone number, including area code

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Voting Common Stock, par value $0.0001 per share	JSPR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Voting Common Stock at an exercise price of $11.50	JSPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2022, the Board of Directors (the “Board”) of Jasper Therapeutics, Inc. (the “Company”) appointed Ronald Martell, age 60, as the Company’s President and Chief Executive Officer and as a Class III director of the Company, in each case effective upon commencement of his employment with the Company, which is expected to be March 15, 2022. Upon commencement of his appointment, Mr. Martell will assume the duties of the Company’s principal executive officer until his successor is duly appointed and qualified, or until his earlier death, resignation or removal. Upon commencement of Mr. Martell’s employment with the Company, William Lis, who is serving as President, Chief Executive Officer and Executive Chairman of the Board, will become the non-executive Chairperson of the Board.

Mr. Martell has more than 30 years’ experience building and managing unique businesses in the biotech industry. Prior to joining the Company, Mr. Martell served as Chief Executive Officer, President, and a Director of MorphImmune, Inc. since April 2021. Prior to joining MorphImmune, Inc., Mr. Martell served as the President and CEO of Nuvelution Pharma, Inc. from November 2019 to March 2021. He has also served as Co-Founder and Executive Chairman of Indapta Therapeutics, Inc. since April 2017. Mr. Martell was the Co-Founder and Executive Chairman of Orca Bio from January 2016 to June 2019 and the Co-Founder and CEO of Achieve Life Sciences, Inc. from March 2015 to December 2017, where he led the merger of the company with OncoGenex Pharmaceuticals, Inc. in August 2017. He served on the board of directors of Plus Therapeutics, Inc. (previously Cytori Therapeutics, Inc.) (Nasdaq: PSTV) from December 2016 until December 2019. He served as Chief Executive Officer of Sevion Therapeutics, Inc. from June 2014 to January 2015 and Executive Chairman of KaloBios Pharmaceuticals, Inc. from February 2015 to October 2015. Prior to Sevion, Mr. Martell was President and CEO of NeurogesX, Inc. from January 2012 to July 2013 and sold the company’s assets to Acorda Therapeutics, Inc. Prior to NeurogesX, he was Chief Executive Officer of Poniard Pharmaceuticals, Inc. from February 2010 to March 2013.  Before joining Poniard, he served in the capacity of the Office of the CEO and as Senior Vice President of Commercial Operations at ImClone Systems. Mr. Martell built ImClone Systems' Commercial Operations and field sales force to market and commercialize Erbitux® with partners Bristol-Myers Squibb and Merck KGaA. Prior to joining ImClone Systems, Mr. Martell worked for 10 years at Genentech, Inc. in a variety of positions, the last of which was Group Manager, Oncology Products. At Genentech, he was responsible for the launch of Herceptin® for metastatic HER-2 positive breast cancer and Rituxan® for non-Hodgkin’s lymphoma.  Mr. Martell began his career at Roche Pharmaceuticals.

In connection with his appointment, on February 25, 2022, Mr. Martell and the Company entered into an Employment Agreement, to be effective no later than March 15, 2022 (the “Martell Employment Agreement”). Pursuant to the Martell Employment Agreement, Mr. Martell’s initial annualized salary is $675,000, and he will be eligible to receive an annual performance bonus of up to 50% of his base salary. His salary and performance bonus percentage may be adjusted in the future at the discretion of the Compensation Committee of the Company’s Board. Mr. Martell’s employment will be on an “at will” basis.

There are no reportable family relationships or related party transactions (as defined in Item 404(a) of Regulation S-K) involving the Company and Mr. Martell.

In connection with Mr. Martell’s appointment, the Martell Employment Agreement provides that Mr. Martell will, subject to approval by the Board or the Compensation Committee thereof, be granted an option to purchase 4.5% of the outstanding shares of the Company’s voting common stock (the “Option”), measured as of the date of grant. The Option will vest over four years, with 25% of the total number of shares vesting on the one-year anniversary of the date of commencement of Mr. Martell’s employment with the Company and 1/48th of the total number of shares subject to the Option vesting monthly thereafter, subject in each case to Mr. Martell’s continued service to the Company on each vesting date. The Option is expected to be approved by the Board or the Compensation Committee thereof and granted promptly following the Company’s filing of a Registration Statement on Form S-8 covering the issuance of shares pursuant to one or more of the Company’s equity incentive plans. In addition, if the Company closes an equity financing of at least $50 million after the date of commencement of Mr. Martell’s employment with the Company, then, promptly following the closing of such financing, and subject to approval by the Board or the Compensation Committee thereof, Mr. Martell shall be granted an additional option to purchase 1.0% of the outstanding shares of the Company’s voting common stock (the “True-Up Option”), measured as of the date of grant. The True-Up Option will vest over four years, with 25% of the total number of shares vesting on the first anniversary of the date of grant and 1/48th of the total number of shares subject to the Option vesting monthly thereafter, subject in each case to Mr. Martell’s continued service to the Company on each vesting date.

In addition, the Martell Employment Agreement provides that if Mr. Martell’s employment with the Company is terminated by the Company without “Cause” or by Mr. Martell for “Good Reason” (as each term is defined in the Martell Employment Agreement), then Mr. Martell shall be entitled to receive 18 months of his base salary, payable in accordance with the Company’s payroll cycle, subject to Mr. Martell executing a release in favor of the Company.

In connection with Mr. Martell’s appointment, the Company also entered into the Company’s standard indemnification agreement with Mr. Martell, in the form filed by the Company as an exhibit to the Registration Statement on Form S-4/A filed with the Securities and Exchange Commission on July 19, 2021.

The foregoing description of the Martell Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Martell Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On February 28, 2022, the Company issued a press release announcing the appointment of Mr. Martell as the Company’s President and Chief Executive Officer. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated February 25, 2022, between Jasper Therapeutics, Inc. and Ronald Martell.
99.1	Press Release issued by Jasper Therapeutics, Inc., dated February 28, 2022.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2022	JASPER THERAPEUTICS, INC.

	By:	/s/ Jeet Mahal
Jeet Mahal
Chief Financial Officer, Chief Business Officer, and Corporate Secretary

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